                                                                  Exhibit 10.136


                         AMENDMENT OF LEASE AGREEMENT


     THIS AMENDMENT TO LEASE AGREEMENT ("Amendment") is made as of the 25/th/ day of February, 2002 by Vermont Mill Properties, Inc., herein called "Landlord" and Mace Security International, Inc., herein called "Tenant".

                                   RECITALS

     Landlord and Tenant are parties to a certain Lease Agreement ("Lease") dated November 15, 1999.

     Landlord and Tenant wish to amend the Lease to specify the space occupied by Tenant and confirm that Landlord can no longer offer the space occupied to third parties.

     NOW THEREFORE the parties agree as follows:

                                   RECITALS

1. The RECITALS contained in the Lease are amended to read in their entirety as follows:

          "Landlord is the owner of the premises known as the Holden-Leonard Mill located on Benmont Avenue, Bennington Vermont ("Real Property"). The Real Property is improved and consists generally of buildings, structures, improvements and grounds used for general commercial purposes.

          Landlord desires to lease a portion of the Real Property to Tenant, and Tenant desires to lease the Leased Premises from Landlord, all On the terms and conditions set forth hereinbelow."

                                LEASED PREMISES

2.   Section 1.01 of the Lease is amended to read in its entirety as follows:

          "Section 1.01 Leased Premises. In consideration of the rents,
                        ---------------
          covenants and agreements hereafter reserved and contained on the part of the Tenant to be observed and performed, the Landlord demises and leases to the Tenant, and Tenant rents from Landlord, those certain premises outlined on the attached Exhibit A, consisting of 44,000 square feet, and broken down as follows:

               1/st/ Floor-West Wing-13,000 square feet
               2/nd/ Floor-West Wing-12,000 square feet
               3/rd/ Floor-West Wing- 6,000 square feet
               4/th/ Floor-South Wing- 5,000 square feet
               5/th/ Floor-West Wing- 8,000 square feet

                                     RENT

3.   Section 2.01(a) of the Lease is amended to read as follows:

          "Section 2.01 Annual Rent.
                        -----------

          (a) Throughout the Initial Term of this Lease, Tenant agrees to pay Landlord, as rent, the sum of $110,000.00 ("Initial Rent") in monthly installments for each year during the term."

4.   Section 2.02 of the Lease is eliminated from the Lease.

5. Landlord has borrowed certain monies from Tenant, which loan is evidenced by a Promissory Note dated February 22, 2002 in the amount of $228,670.63 ("Note"). The Note requires that Landlord make monthly payments to Tenant, as set forth in the Note. Landlord acknowledges that if Landlord does not make the monthly payments required by the Note, Tenant may offset the monthly rent due to Landlord under the Lease against the monthly payment due Tenant under the Note. If Landlord transfers the Real Property, this Paragraph 5 shall be binding on the transferee, notwithstanding that the transferee is not obligated under the Note.

6.   All other terms of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Amendment as of February 1, 2002.


LANDLORD:                                    TENANT:
Vermont Mill Properties, Inc.                Mace Security International, Inc.


By:  /s/ Jon E. Goodrich                     By:  /s/ Robert M. Kramer
     Jon E. Goodrich                              Robert M. Kramer
     President                                    Executive Vice President

State of New Jersey
County of Burlington, SS

On this _______day of __________________, 2002, before me, the undersigned officer, personally appeared Robert M. Kramer, who acknowledged the foregoing to be his free act and deed and the free act and authorized deed of Mace Security International, Inc.


                                               ____________________________
                                               Notary Public

________________________________________________________________________________

State of Vermont
Bennington County, SS

On this ________day of _________________, 2002, before me, the undersigned officer personally appeared Jon E. Goodrich, who acknowledged the foregoing to be his free act and deed and the free act and authorized deed of Vermont Mill Properties, Inc.


                                               ____________________________
                                               Notary Public

                                LEASE AGREEMENT


                                    between


                    VERMONT MILL PROPERTIES, INC., LANDLORD


                                      and


                   MACE SECURITY INTERNATIONAL, INC., TENANT

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT ("Lease") is made as of the 15/th/ day of November, 1999, by Vermont Mill Properties, Inc., herein called "Landlord," and Mace Security International, Inc., herein called "Tenant."

                                   RECITALS

     Tenant and the Vermont Economic Development Authority ("VEDA") were parties to a Real Estate Purchase Agreement dated August 12, 1994 ("VEDA Agreement"), which provided for the sale and lease by VEDA to Tenant of certain real property having the common address of 180-200 Benmont Avenue, Bennington, Vermont ("Real Property"). The Real Property is improved with a building consisting of 159,651 square feet, more or less, of improved and unimproved space which is commonly known as the "Big Mill" ("Leased Premises").

     By an Assignment Agreement of even date herewith, Tenant assigned all of its right, title and interest in and to the VEDA Agreement to Landlord.
Landlord desires to lease the Leased Premises to Tenant, and Tenant desires to lease the Leased Premises from Landlord, all on the terms and conditions set forth hereinbelow. Until the sale of the Real Property to Landlord by VEDA, this Lease shall operate as a sub-lease of Landlord's leasehold rights under the VEDA Agreement. After the sale of the Real Property under the VEDA Agreement, this Lease shall operate as a lease.

                      ARTICLE I - Basic Lease Provisions

     Section 1.01  Leased Premises.  In consideration of the rents, covenants
                   ---------------
and agreements hereafter reserved and contained on the part of the Tenant to be observed and performed, the Landlord demises and leases to the Tenant, and Tenant rents from Landlord, those certain premises described hereinabove as the "Leased Premises."

     Section 1.02  Use of Additional Areas.  The use and occupation by Tenant of
                   -----------------------
the Leased Premises shall include the right to nonexclusive use, in common with others, of the Common Areas. "Common Areas" as used in this Lease means all automobile parking areas, driveways, entranceways, and exits thereto, and other facilities furnished by Landlord in or near the Real Property, including employee parking areas, the truck way or ways, loading docks, package pick-up stations, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, first-aid stations, comfort stations, and other areas and improvements provided by Landlord for the general use, in common, of tenants and officers, agents, employees and customers as the said Common Areas may exist from time to time. The use of the Common Areas is subject to the terms and conditions of this Lease and to reasonable rules and regulations for the use thereof as prescribed by the Landlord from time to time.

     Section 1.03  Commencement of Term.  The term of this Lease shall commence
                   --------------------
on the date of this Lease ("Commencement Date") and shall continue through the date which is the fifth anniversary of the Commencement Date ("Initial Term"). Tenant shall have the option to renew this

Lease for eight (8) additional five-year periods (each, a "Renewal Term"), provided only that Tenant shall notify Landlord of its intent to renew for an additional five-year period at least sixty (60) days prior to the date on which the Initial Term or Renewal Term, as applicable, would otherwise expire ("Renewal Date").

     Section 1.04  Termination Option.  If Tenant by its board of directors
                   ------------------
decides to sell or discontinue that portion of its business which consists of the production and sale of pepper spray devices and security devices, Tenant may terminate this Lease, at any time after the second anniversary of the Commencement Date, upon ninety (90) days notice to Landlord.

                               ARTICLE II - Rent

     Section 2.01  Annual Rent.
                   -----------

     (a) Throughout the Initial Term of this Lease, Tenant agrees to pay Landlord, as rent, the sum of $80,000 ("Initial Rent") in monthly installments for each year during the term, subject to adjustment as set forth in Section
2.02 below.

     (b) During each Renewal Term of this Lease, the annual rent shall be calculated by increasing the Initial Rent by the same percentage that the national Consumer Price Index has increased, if any, as measured from the start of the then ending Initial Term or Renewal Term, as applicable, to the Renewal Date for the upcoming Renewal Term.

     (c) The Tenant shall pay the monthly installments described herein on or before the same day of each month as the Commencement Date, in advance, at the office of the Landlord or at such other place designated by Landlord.

     Section 2.02  Rent Adjustments.  During the Initial Term and any Renewal
                   ----------------
Term, Landlord shall have the right to seek new tenants for all or any portion of the Leased Premises. However, Landlord may not lease any portion of the Leased Premises to any other party unless: (a) the prospective lessee has agreed in writing to pay rent on each square foot of a proposed portion of the Leased Premises ("Premises Adjustment Portion") at a rate of at least $2.50 per square foot per year for a period of at least one year, and (b) Landlord gives Tenant at least sixty (60) days' notice ("Adjustment Notice") of Landlord's intent to lease a Premises Adjustment Portion to such prospective lessee, and (c) Tenant does not elect in writing within thirty days after it receives such Adjustment Notice to remain in possession of such Premises Adjustment Portion by having its Initial Rent set forth in Section 2.01 above increased by $0.50 per square foot for each square foot contained in the Premises Adjustment Portion. If Tenant elects to remain in possession of any Premises Adjustment Portion, Tenant shall pay the increase in rent attributable to such portion starting with the third regular monthly rent installment after it received the Adjustment Notice. If Tenant elects not to remain in possession of a Premises Adjustment Portion, (i) Tenant shall vacate such portion of the Leased Premises by the date specified in the Adjustment Notice, and (ii) Tenant's annual rent hereunder shall be decreased by an amount equal to $2.00 times the number of square feet contained in the Premises Adjustment Portion vacated by Tenant.

                 ARTICLE III - Maintenance of Leased Premises

     Section 3.01  Landlord's Responsibilities.  Tenant accepts the Leased
                   ---------------------------
Premises as they currently exist. Landlord agrees to repair and maintain in good order and condition the roof, roof drains, outside walls, foundations, structural portions (both interior and exterior), the non-structural interior portions, doors, windows, plate and window glass, and floor covering, plumbing, heating, air conditioning, electrical and sewerage system, facilities and fixed appliances of the Leased Premises. There is excepted from the preceding covenant, however, repair of damage caused by the Tenant, its employees, agents, contractors, customers, invitees. In the event the Landlord shall undertake any maintenance or repair in the course of which it shall be determined that such maintenance or repair work was made necessary by the negligence or willful act of Tenant or any of its employees or agents or that the maintenance or willful act of Tenant or any of its employees or agents or that the maintenance or repair is, under the terms of this Lease, the responsibility of Tenant, Tenant shall pay Landlord's cost thereof plus overhead and interest as above provided in this paragraph. If Landlord refuses or neglects properly to effect repairs as required hereunder and to the reasonable satisfaction of Tenant as soon as reasonably possible after written demand, Tenant may make such repairs without liability to Landlord for any loss or damage that may accrue to Landlord's property, and upon completion thereof, Tenant shall deduct Tenant's cost for making such repairs from its next monthly installment(s) of rent. Landlord shall at its own expense perform all janitorial and cleaning services within the Leased Premises in order to keep same in a neat, clean and orderly condition. Landlord reserves the right to enter the Leased Premises and to make such repairs and to do such work on or about said premises as Landlord may deem desirable, necessary or proper or that Landlord may be lawfully required to make. Landlord reserves the right to visit and inspect the Leased Premises at all reasonable times and show same to prospective tenants, purchasers, or mortgagees.

     Section 3.02  Tenant's Responsibilities.  Tenant has the right and
                   -------------------------
authority to make any changes and to improvements the Leased Premises that it desires to make, provided Landlord consents to such changes and improvements. Landlord agrees it will not unreasonably withhold its consent. Tenant shall repair any damage caused to the Leased Premises by it, or its agents, employees or guests, normal wear and tear excepted. Tenant shall not install any equipment which exceeds the capacity of the utility lines leading into the Leased Premises or the building of which the Leased Premises constitute a part. Tenant, its employees and agents, shall not mark, paint, drill or in any way deface any walls, ceilings, partitions, floors, wood, stone or ironwork without Landlord's written consent. Tenant shall comply with the requirements of all laws, orders, ordinances and regulations of all governmental authorities, and shall not permit any non-compliance with same or any waste of property, and will take good care of the Leased Premises at all times. At the expiration of the tenancy hereby created, Tenant shall surrender the Leased Premises in the same condition as the Leased Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear and damage by unavoidable casualty excepted, and shall surrender all keys for the Leased Premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of the Lease.

                  ARTICLE IV - Conduct of Business by Tenant

     Section 4.01  Use of Premises.  Tenant may use the Leased Premises in any
                   ---------------
manner which the Tenant determines in its sole and arbitrary discretion. During the term of the Lease, Tenant is not obligated to occupy the Leased Premises.

                      ARTICLE V - Insurance and Indemnity

     Section 5.01  Liability Insurance.  Tenant and Landlord shall each, during
                   -------------------
the entire term hereof, keep in full force and effect, property damage and comprehensive public liability insurance with respect to their own interest in the Leased Premises for the combined single coverage of not less than $1,000,000. Each policy shall contain a clause that the insurer shall not cancel or change the insurance without first giving the other party thirty (30) days prior written notice.

     Section 5.02  Property Insurance.   Landlord and Tenant shall each carry,
                   ------------------
at its expense, insurance against fire, vandalism, malicious mischief, and such other perils as are from time to time included in a standard extended coverage endorsement, in an amount equal to not less than eighty percent (80%) of the actual replacement cost thereof and shall each furnish the other with a certificate evidencing such coverage.

     Section 5.03  Indemnification of Landlord.   Tenant shall indemnify
                   ---------------------------
Landlord and hold harmless Landlord against and from all claims of third parties arising from Tenant's use of the Leased Premises or the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims of third parties arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, servant, guest, or invitee of Tenant, and from all costs, reasonable attorney's fees, expense and liability incurred relating to any such claim or any action or proceeding brought against Landlord by reason of any such claim, and Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

     Section 5.04  Indemnification of Tenant.  Landlord shall indemnify and hold
                   -------------------------
harmless Tenant against and from any and all claims of third parties arising from any activity, work, or other thing done by the Landlord in or about the Leased Premises, and shall further indemnify and hold harmless Tenant against and from any and all claims of third parties arising from any breach or default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease, or arising from any act or negligence of the Landlord, or any officer, agent, employee, guest, servant or invitee of Landlord, and from all costs, reasonable attorney's fees, expenses and liability incurred relating to any such claim or any action or proceeding brought thereon, and action or proceeding to be brought against Tenant by reason of any such claim, and Landlord upon notice from Tenant shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant.

     Section 5.05  Waiver of Subrogation.  Landlord and Tenant waive, unless
                   ---------------------
said waiver should invalidate any such insurance, their right to recover damages against each other for any reason whatsoever to the extent the damaged party recovers indemnity from its insurance carrier.

                            ARTICLE VI - Utilities

     Section 6.01  Payment for Utilities.  Tenant shall be solely responsible
                   ---------------------
for and promptly pay all charges for electricity, telephone, or cable television utility used or consumed in the Leased Premises. Landlord shall be solely responsible for and promptly pay all charges for water, sewage, gas, trash removal, or any other utility used or consumed in the Leased Premises.

                              ARTICLE VII - Taxes

     Section 7.01  Taxes on Leasehold or Personalty.  Tenant shall be
                   --------------------------------
responsible for and shall pay before past due all municipal, county or state taxes assessed during the term of this Lease against any personal property of any kind, owned by or placed in, upon or about the Leased Premises by the Tenant. Landlord shall be responsible for and shall pay before past due all municipal, county or state taxes assessed on the Leased Premises and the Real
Property.   For purposes of this Lease taxes are past due when they can no longer be paid without the payment of a fine, penalty or interest. Landlord may bring proceedings for contesting the validity or amount of any tax imposition, or to recover payments for taxes paid. Tenant shall cooperate with Landlord with respect to such proceedings to the extent reasonably necessary, and all costs and expenses of a proceeding to reduce taxes shall be borne by Landlord.

                    ARTICLE VIII - Assignment and Subletting

     Section 8.01  Assigning, Mortgaging, Subletting.  Tenant agrees not to
                   ---------------------------------
assign, mortgage, pledge or encumber this Lease, in whole or in part or any interest therein or sublet the whole or any part of the Leased Premises, or permit the use of the whole or any part of the Leased Premiss by any licensee or concessionaire, or any other occupant, without first obtaining the written consent of Landlord, which consent Landlord may not unreasonably withhold. Tenant agrees that, in the event of any subletting, licensing or granting of a concession, made with the written consent of the Landlord as aforesaid, it will nevertheless remain liable for the performance of all of the terms, conditions and covenants of this Lease. Landlord hereby consents to the assignment of this Lease, or the subletting of the Leased Premises, to any subsidiary or affiliate of Tenant. Tenant agrees to furnish to Landlord an executed copy of any sub-lease, concession agreement, licensing arrangement or other occupancy agreement to which Landlord has consented.

                 ARTICLE IX - Waste, Governmental Regulations

     Section 9.01   Waste or Nuisance.  Tenant shall not commit or suffer to be
                    -----------------
committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the Real Property.

     Section 9.02   Governmental Regulations.  Tenant shall, at Tenant's sole
                    ------------------------
cost and expense, comply with all county, municipal, state, federal laws, orders, ordinances and any other applicable requirements of all government authorities, now in force, or which may hereafter be in force, pertaining to the Leased Premises, and shall faithfully observe in the use and occupancy of the Leased Premises, all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force.

                  ARTICLE X - Destruction of Leased Premises

     Section 10.01  Total or Partial Destruction.  If the Leased Premises shall
                    ----------------------------
be damaged by fire, the elements, unavoidable accident or other casualty, without the fault of Tenant, but are thereby rendered untenantable in part, Landlord shall, at its own expense cause such damage, except to Tenant's equipment and furnishings, to be repaired, and the rent meanwhile shall be abated proportionately as to the portion of the Leased Premises rendered untenantable. If the Premises shall be rendered wholly untenantable by reason of such occurrence, the Landlord shall at its own expense cause such damage, except to Tenant's equipment and furnishings, to be repaired, and the rent meanwhile shall be abated in whole, except that Landlord shall have the right, to be exercised by notice to Tenant within sixty (60) days after said occurrence, to elect not to reconstruct the destroyed premises, and in such event this Lease and the tenancy hereby created shall cease as of the date of the said occurrence.

                         ARTICLE XVII - Eminent Domain

     Section 11.01  Total Condemnation.  If the whole or any part of the
                    ------------------
Premises shall be taken under the power of eminent domain, this Lease Agreement shall terminate as to the part so taken on the date Tenant is required to yield possession thereof to the condemning authority. Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition and the rental shall be reduced proportionately as to the portion of the Leased Premises so taken. If the portion of the Leased Premises so taken renders the balance of the Leased Premises untenantable, taking into account the nature of Tenant's business, either party may terminate this Lease Agreement as of the date when Tenant is required to yield possession. All compensation awarded for any taking of the leasehold and/or the improvements thereon shall belong to and be the property of Landlord; provided, however, that nothing contained herein shall prevent Tenant from applying for reimbursement from the condemning authority (if permitted by law) for relocation expenses, or removal of Tenant's furniture, business equipment and such fixtures as Tenant is permitted to remove hereunder.

                        ARTICLE XII - Default of Tenant

     Section 12.01  Events of default.  Upon the happening of one or more of the
                    -----------------
events as expressed below in (a) or (b), the Landlord shall have any and all rights and remedies which are hereinafter set forth, and in addition those which are available under principles of law or equity: (a) Tenant shall fail to pay any one or more monthly installments of rent, or any other sums required to be paid hereunder, within fifteen days within the date the same become due, or Tenant shall fail to keep, observe or perform any of the other terms, conditions or covenants on the part of the Tenant herein to be kept, observed and performed for more than thirty (30) days after written notice thereof is given by Landlord to Tenant specifying the nature of such default, or if the default so specified shall be of such a nature that the same cannot reasonably be cured or remedied within said thirty (30) day period and Tenant shall not in good faith have commenced the curing or remedying of such default within such thirty (30) day period and shall not thereafter continuously and diligently proceed therewith to completion.

     Section 12.02  Remedies of Landlord.  In the event of any such default or
                    --------------------
breach, Landlord shall have the immediate right to re-enter the Leased Premises
by summary proceedings upon notice to Tenant.   Landlord shall also have the
right, at the option of Landlord, to terminate this Lease upon ten (10) days written notice to Tenant, and to thereupon re-enter and take possession of the said Leased Premises with or without legal process. Any and all rights, remedies and options given in this Lease to Landlord shall be cumulative and in addition to and without waiver of or in derogation of any right or remedy given to it under any law now or hereafter in effect.

                       ARTICLE XIII - Access by Landlord

     Section 13.01  Right of Entry.  Landlord and Landlord's agent shall have
                    --------------
the right to enter the Leased Premises upon reasonable notice to Tenant to examine the same, and to show them to prospective purchasers or lessees of the building, and to make such repairs, or alterations, improvements or additions as Landlord may deem necessary or desirable with Tenant's consent which shall not be unreasonably withheld.

                   ARTICLE XIV - Holding Over and Successors

     Section 14.01  Holding Over.  In the event Tenant remains in possession of
                    ------------
the Leased Premises after the expiration of the tenancy created hereunder, and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Leased Premises as a tenant from month-to-month, at a monthly rent equal to the rent payable during the last month of the lease term, such tenancy to be subject to all the other conditions, provisions and obligations of this Lease.

     Section 14.02  Successors.   All rights and liabilities herein given to, or
                    ----------
imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties. Nothing contained in this Lease shall in any manner restrict Landlord's right to assign or encumber this Lease, and, in the event Landlord sells or transfers its interest in the Real Property and the purchaser or transferee assumes Landlord's obligation and covenants, Landlord shall thereupon be relieved of all further obligations hereunder.

                         ARTICLE XV - Quiet Enjoyment

     Section 15.01  Landlord's Covenant.  Upon payment by the Tenant of the
                    -------------------
rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by through or under the Landlord, subject, nevertheless to the terms and conditions of this Lease.

                          ARTICLE XVI - Miscellaneous

     Section 16.01  Entire Agreement.  This Lease and the exhibits, and rider,
                    ----------------
if any, attached hereto and forming a part hereto, set forth all covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises, and there are no covenants, promises, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each of them.

     Section 16.02  No Partnership.  Landlord does not, in any way or for any
                    --------------
purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

     Section 16.03  Force Majeure.  Landlord and Tenant shall be excused for the
                    -------------
period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond Landlord's or Tenant's control which shall include, without limitation, all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, or acts of God.

     Section 16.04  Notices.  All notices shall be in writing.  Any notice must
                    -------
be served by certified mail or overnight delivery service, postage prepaid with return receipt requested, addressed to the following address:

          If to Landlord:
          Jon E. Goodrich
          160 Benmont Avenue
          Bennington, Vermont 05201

          If to Tenant:
          1000 Crawford Place, Suite 400
          Mt. Laurel, New Jersey 08054

In case of service by certified mail, such service shall be deemed complete on the day of actual delivery, as shown by the addressee's receipt or on the expiration of the third day after the day of mailing, whichever first occurs.
In case of service by first class mail, such service shall be deemed complete on the day of actual delivery or on the expiration of the third day after the day of mailing, whichever first occurs. In case of service by overnight delivery service, such service shall be deemed complete on the day of actual delivery, as shown by the addressee's receipt or on the expiration of the next business day after the day of mailing, whichever first occurs.

     Section 16.05  Captions and Section Numbers.  The captions, Section
                    ----------------------------
numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Sections or articles of this Lease nor in any way affect this Lease.

     Section 16.05  Tenant Defined, Use of Pronoun.  The word "Tenant" shall be
                    ------------------------------
deemed and taken to mean each and every person mentioned as a tenant herein be the same, one or more, and if there shall be more than one tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical change required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

     Section 16.06  Partial Invalidity.  If any term, covenant or condition of
                    ------------------
this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this shall be valid and be enforced to the fullest extent permitted by law.

     Section 16.07  Recording.  Tenant may record this Lease or any memorandum
                    ---------
thereof without the prior written consent of Landlord.

     Section 16.08  Governing Law.  This Lease shall be governed by and
                    -------------
construed in accordance with the laws of the State of Vermont. If any provision of this lease or the application thereof to any person or circumstances shall to any extent be determined to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each provision of the Lease shall be valid and enforceable to the fullest extent permitted by the law.

     Section 16.09  Estoppel Statement.  Tenant and Landlord shall, within ten
                    ------------------
(10) days after any written request from the other, execute, acknowledge and deliver to the other a statement in writing as may be requested by certifying
(i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); (ii) confirming the commencement and expiration dates of the term of this

Lease; (iii) the dates to which the rental and other charges are paid in advance, if any; (iv) that there are not, to the certifying party's knowledge, any uncured defaults on the part of Landlord or Tenant hereunder, or specifying such defaults if any are claimed.

     IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease as of the day and year first above written.

LANDLORD:                               TENANT:
Vermont Mill Properties, Inc.           Mace Security International, Inc.


By:  /s/ Jon E. Goodrich                By:  /s/ Robert M. Kramer
Name: Jon E. Goodrich                        Robert M. Kramer
Title: President                             Executive Vice President

________________________________________________________________________________
COMMONWEALTH OF PENNSYLVANIA  )
                              ) ss.
COUNTY OF _________________   )

     On this ____ day of November, 1999, before me, the undersigned officer, personally appeared Robert M. Kramer, who acknowledged himself to be the Executive Vice President of Mace Security International, Inc., a Delaware corporation, and that he, as such Executive Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Executive Vice President of the corporation and on behalf of said corporation.

     IN WITNESS WHEREOF, I hereunder set my hand and official seal.

                                        _____________________________
                                        Notary Public

My Commission Expires:
______________________
________________________________________________________________________________
STATE OF VERMONT              )
                              ) ss.
COUNTY OF _________________   )

     The foregoing instrument was acknowledged before me this ____ day of November, 1999, by _______________________, the _____________ of Vermont Mill
Properties, Inc., a Vermont corporation, and that he, as such ____________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as _________________ of the corporation and on behalf of said corporation.

     IN WITNESS WHEREOF, I hereunder set my hand and official seal.

                                        _____________________________
                                        Notary Public

My Commission Expires:
__________________________
________________________________________________________________________________

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